                           DELAWARE GROUP INCOME FUNDS

                          Delaware Corporate Bond Fund
                      Delaware Extended Duration Bond Fund
                                  (the "Funds")

                      Supplement to the Funds' Prospectuses
                             dated November 28, 2006

Effective May 24, 2007,  Thomas H. Chow and Roger A. Early will assume portfolio management  responsibilities  for  Delaware  Corporate  Bond  Fund and  Delaware
Extended Duration Bond Fund.

The following replaces the biographical information in the section entitled "Who manages the Funds - Portfolio manager."

Thomas  H.  Chow and Roger A.  Early  have  primary  responsibility  for  making day-to-day investment decisions for the Funds.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Chow is a member of the firm's  taxable  fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  His  experience  includes  exposure to asset  liability  management strategies and credit risk opportunities.  Prior to joining Delaware Investments in 2001,  he was a trader  of high  grade  and high  yield  securities,  and was involved in the portfolio  management of collateralized  bond obligations (CBOs)
and insurance  portfolios at  SunAmerica/AIG  from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from
1989 to 1997.  Mr. Chow received a bachelor's  degree in business  analysis from
Indiana University, and he is a Fellow, Life Management Institute.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Senior Portfolio Manager
Mr. Early is a member of the firm's  taxable fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  Mr. Early re-joined Delaware  Investments in March 2007. During his previous  tenure  at the  firm,  from  1994 to 2001,  he was a senior  portfolio manager in the same area,  and he left Delaware  Investments as head of its U.S.
investment grade fixed income group. Mr. Early most recently worked at Chartwell
Investment  Partners,  where he served as a senior  portfolio  manager  in fixed income  from 2003 to 2007.  He also  worked at Turner  Investments  from 2002 to
2003,  where he  served  as chief  investment  officer  for  fixed  income,  and
Rittenhouse  Financial from 2001 to 2002. He joined Delaware Investments in 1994 after 10 years at Federated Investors. Mr. Early earned his bachelor's degree in economics from The Wharton School of the University of  Pennsylvania  and an MBA
with concentrations in finance and accounting from the University of Pittsburgh.
He is a member of The CFA Society of Philadelphia.

                Please keep this Supplement for future reference.

This Supplement is dated May 23, 2007.

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